                               BURKE INDUSTRIES, INC.

                         CONSENT TO AMENDMENTS TO INDENTURE
                                  With Respect To
                             10% SENIOR NOTES DUE 2007

                                --------------------

                                  Pursuant to the
                Consent Solicitation Statement dated March 30, 1998

     THIS FULLY COMPLETED AND EXECUTED CONSENT FORM SHOULD BE HAND DELIVERED, SENT BY OVERNIGHT COURIER, OR FACSIMILE (FOLLOWED BY DELIVERY BY HAND OR OVERNIGHT COURIER) AS FOLLOWS:

-------------------------------------------------------------------------------

THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 10, 1998 (AS SUCH TIME MAY BE EXTENDED BY THE COMPANY, THE "EXPIRATION DATE"). CONSENTS MAY BE REVOKED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT AND IN THIS CONSENT FORM AT ANY TIME UP TO THE EXPIRATION DATE, BUT WILL BECOME IRREVOCABLE THEREAFTER.

-------------------------------------------------------------------------------

                    The Tabulation Agent for the Solicitation is:

                      UNITED STATES TRUST COMPANY OF NEW YORK

   By Overnight Courier:                  By Hand:             By Registered or Certified Mail:
United States Trust Company     United States Trust Company      United States Trust Company
        of New York                     of New York                       of New York
  770 Broadway, 13th Floor       111 Broadway, Lower Level       P.O. Box 844, Cooper Station
 New York, New York  10003        New York, New York 10006       New York, New York 10276-0844
   Attn:  Corporate Trust     Attn:  Corporate Trust Services   Attn:  Corporate Trust Services
          Services
                                 By Facsimile Transmission
                                       (212) 420-6152
                                    Confirm by Telephone
                                       (800) 548-6565


     DELIVERY OF THE INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT FORM VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT FORM SHOULD BE READ CAREFULLY BEFORE THIS CONSENT FORM IS COMPLETED.

     INSTRUCTIONS MAY BE FOUND AT THE END OF THE ATTACHED EXHIBIT A FOR CONVENIENCE.

     The undersigned is a Holder (as defined in the Consent Solicitation Statement) of 10% Senior Notes Due 2007 (the "Existing Notes") of Burke Industries, Inc. (the "COMPANY") issued under the Indenture dated as of August 20, 1997 (the "ORIGINAL INDENTURE") between the Company, the Subsidiary Guarantors and United States Trust Company of New York (the "TRUSTEE").

-------------------------------------------------------------------------------

          As a Holder of such Existing Notes, the undersigned hereby

                 CONSENTS   / /      DOES NOT CONSENT   / /

-------------------------------------------------------------------------------

with respect to each of the proposed amendments (the "PROPOSED AMENDMENTS") to be made to the Original Indenture under which such Holder holds Existing Notes, which Proposed Amendments are described in the Company's Consent Solicitation Statement of even date herewith (the "CONSENT SOLICITATION STATEMENT"). IF NONE OF THE BOXES IS CHECKED, BUT THIS FORM OF CONSENT IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE COMPANY WILL DEEM THE HOLDER TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. BY EXECUTION HEREOF, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE CONSENT SOLICITATION STATEMENT AND THE COMPANY'S PRELIMINARY OFFERING MEMORANDUM DATED MARCH 30, 1998. Holders must consent to all the Proposed Amendments or none of them. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Consent Solicitation Statement.

     Following the Expiration Date, assuming the Requisite Consents have been obtained, the Offering has been consummated and the Mercer Acquisition has closed, the Company will deliver a certification to the Trustee stating that the Requisite Consents have been received and accepted. Thereafter, the Company and the Trustee shall execute the First Supplemental Indenture. Upon the Company's and the Trustee's execution of the First Supplemental Indenture (the "Effective Date"), the Proposed Amendments will be binding on all Holders of the outstanding Existing Notes, including non-consenting Holders and subsequent holders.

     Unless otherwise specified by the undersigned, this Consent form relates to all Existing Notes of which the undersigned is the Holder. If this form relates to less than all of the Existing Notes as to which the undersigned is a Holder, the specific Existing Notes to which this Consent relates shall be identified on the table attached hereto in Exhibit A. If no such identification is made, this Consent form shall relate to all Existing Notes of which the undersigned is Holder.

     A consent hereby given, if effective, will be binding upon the Holder of the Existing Notes who gives such consent and upon any subsequent transferee or transferees of such Existing Notes, unless the Tabulation Agent receives on or before the Expiration Date from a Holder or subsequent transferee a properly completed and duly executed notice of revocation or changed Consent bearing a date no later than the Expiration Date.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" IN THE ATTACHED EXHIBIT "A" AND BY SIGNING THIS CONSENT FORM, MAY BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH EXISTING NOTES AND TO HAVE MADE CERTAIN REPRESENTATIONS AS DESCRIBED HEREIN AND IN THE CONSENT SOLICITATION STATEMENT. ONLY RECORD HOLDERS OF EXISTING NOTES AND PERSONS AUTHORIZED TO SIGN BY RECORD HOLDERS AS EVIDENCED BY THE EXECUTED FORM OF PROXY IN THE ATTACHED EXHIBIT "A" ARE ENTITLED TO CONSENT TO THE PROPOSED AMENDMENTS. IF THE UNDERSIGNED IS NOT THE RECORD HOLDER OF THE EXISTING NOTES, THE UNDERSIGNED MUST HAVE THE RECORD HOLDER SIGN THE FORM OF PROXY APPEARING IN THE ATTACHED EXHIBIT "A."

     THE SOLICITATIONS ARE NOT BEING MADE TO, NOR WILL CONSENT FORMS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OF THE SOLICITATION OR THE ACCEPTANCE OF SUCH CONSENT FORMS WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        PLEASE READ THIS ENTIRE CONSENT FORM CAREFULLY BEFORE SIGNING BELOW

     Holders who wish to consent to the Proposed Amendments must complete the box below entitled "DESCRIPTION OF EXISTING NOTES" contained in Exhibit "A" hereto and sign below. If the "Aggregate Principal Amount of Existing Notes as to which Consent is Given" in column (4) of such box is left blank, the Holder delivering this Consent form may be deemed to have given its Consent as to all Existing Notes owned by such Holder.

     Consents must be received by the Tabulation Agent, as specified above, before 5:00 p.m., New York City time, on April 10, 1998, unless such date is extended by the Company, in its sole discretion.

-------------------------------------------------------------------------------

                 TO CONSENT TO PROPOSED AMENDMENTS, PLEASE SIGN BELOW
                            (See Instructions 1, 2 and 3)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Signature(s) of Holder(s)                                       Date


                        PLEASE TYPE OR PRINT INFORMATION BELOW


     Name(s):
               -----------------------------------------------------------------
     Capacity:
               -----------------------------------------------------------------
     Address:
               -----------------------------------------------------------------
                                           (Including Zip Code)
     Area Code and
     Telephone Number:
                            ----------------------------------------------------

                                 SIGNATURE GUARANTEE
                          (If required:  see Instruction 3)

Signature(s) Guaranteed
by an Eligible Institution:
                            ----------------------------------------------------
                                           (Authorized Signature)

                            ----------------------------------------------------
                                                  (Title)

                            ----------------------------------------------------
                                       (Name of Eligible Institution)

   Dated:
          ----------------------------------------------------------------------

-------------------------------------------------------------------------------

                              IMPORTANT--READ CAREFULLY

     Consents by Holder(s) of Existing Notes must be executed in exactly the same name(s) as the Existing Notes are held. If Existing Notes to which a Consent relates are held by two or more joint Holders, all such Holders must sign the Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Information Agent (satisfactory to the Company) of such person's authority to so act. If Existing Notes are held in different names, separate Consents must be executed covering each name. Except in the case of DTC Participants, who are expected to sign pursuant to an omnibus proxy delivered by DTC, if a Consent is executed by a person other than the Record Holder(s), it must be accompanied by a proxy in substantially the form included herewith, duly executed by such Record Holder(s), with the signature guaranteed by an Eligible Institution, confirming the right of the signatory to execute the Consent on behalf of such Record Holder(s).

                            BACKUP WITHHOLDING INFORMATION

     Under U.S. Federal income tax law, in certain circumstances, a consenting Holder may be subject to backup withholding at the rate of 31% of any Consent Payment made to the Holder, unless the consenting Holder (i) is a corporation or is otherwise exempt and, when required, demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     A Holder whose Consent is accepted and who is not an exempt recipient must provide the Company with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below, or if such Holder is an exempt foreign person, submit a substitute Form W-8 below in order to avoid backup withholding. If such Holder is an individual, the taxpayer identification number generally is his or her social security number. If the Existing Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. In addition, if the Company is not provided with the correct taxpayer information, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Holders who are exempt recipients (including corporations) are not subject to these backup withholding and reporting requirements.

                       PAYOR'S NAME:  BURKE INDUSTRIES, INC.
                                (see instruction 5)

--------------------------------------------------------------------------------
                  Business name:
--------------------------------------------------------------------------------
                  Please check appropriate box:
                  / / Individual/Sole / / Corporation / / Partnership / / Other proprietor
--------------------------------------------------------------------------------

SUBSTITUTE        PART 1 - PLEASE PROVIDE YOUR TIN IN     Social Security
FORM W-9          THE BOX AT RIGHT AND CERTIFY BY         Number or Employee
                  SIGNING AND DATING BELOW                Identification Number
                  --------------------------------------------------------------
Department of     PART 2 - Certification--Under
the Treasury      Penalties of Perjury, I certify that:          PART 3 -
Internal Revenue
Service           (1)  The number shown on this form is
                       my correct Taxpayer
                       Identification Number (or I am
                       waiting for a number to be issued
                       to me).

Payor's Request   (2)  I am not subject to backup              Awaiting TIN
for Taxpayer           withholding because (a) I am
Identification         exempt from backup withholding or
Number ("TIN")         (b) I have not been notified by
                       the Internal Revenue Service                 / /
                       ("IRS") that I am subject to
                       backup withholding as a result of
                       failure to report all interest or
                       dividends, or (c) the IRS has
                       notified me that I am not longer
                       subject to backup withholding.
                  --------------------------------------------------------------
                  Certification Instructions - You must cross out item (2) in
                  Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding do not cross out item (2).

                  SIGNATURE:                         Date                  1998
                            ------------------------      ----------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CONSENT PAYMENTS MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

          CERTIFICATE OF PERSON (AWAITING) TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) are mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                  SIGNATURE:                         Date                  1998
                            ------------------------      ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Name:
                       ---------------------------------------------------------
SUBSTITUTE             Address:
                       ---------------------------------------------------------
FORM W-8               TIN (if any)
                       ---------------------------------------------------------
Department of the      I (we) certify under penalties of perjury that:
Treasury Internal
Revenue Service        1.   I am (we are) not a citizen of the
                            United States and I am neither a lawful
Non-U.S. Persons            permanent resident of the United States
Only                        nor have I been, nor do I reasonably
                            expect to be present in the United
                            States for a period aggregating 183 or
Taxpayer                    more days during the calendar year; or
Identification
Number ("TIN")         2.   I am (we are) a foreign corporation,
                            partnership, estate or trust.
                       ---------------------------------------------------------

                       Signature:                     Date:
                                 --------------------      -------------

                       Signature:                     Date:
                                 --------------------      -------------
                       ---------------------------------------------------------

                       Accepted by:

                       Signature:                     Date:
                                 --------------------      -------------
                       Printed Name:                  Title:
                                    -----------------       ------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CONSENT PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                      EXHIBIT A
--------------------------------------------------------------------------------
                            DESCRIPTION OF EXISTING NOTES
--------------------------------------------------------------------------------
Name(s) and
Address(es) of             Certificate(s) as to which Consent is Given
Record Holder(s)             (Attach additional list, if necessary)
or Cede & Co.
Participant(s)
--------------------------------------------------------------------------------

                                                                 Aggregate
                                                             Principal Amount
                                                                of Existing
                                                                Notes as to
                                        Aggregate Principal    which Consent
                                        Amount of  Existing      is Given*
                      Certificate or           Notes            (Must be an
                        Cede & Co.        Represented by         integral
                         Account         Certificate(s) or       multiple
                        Number(s)       Held in Account(s)      of $1,000)
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      ----------------------------------------------------------
--------------------------------------------------------------------------------

* If the Consent form relates to less than the aggregate principal amount of Existing Notes registered in the name of the Record Holder(s), or held by Cede & Co. for the account of the Participant(s) named above, list the certificate or account numbers and principal amounts of Existing Notes to which this Consent form relates. Otherwise, this Consent form may be deemed to relate to the aggregate principal amount of Existing Notes registered in the name of, or held by Cede & Co. for the account of, such Record Holder(s) or Participant(s).

--------------------------------------------------------------------------------

                    FORM OF PROXY WITH RESPECT TO THE SOLICITATION

The undersigned hereby irrevocably appoints __________________________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the form of Consent on which this form of proxy is set forth with respect to the Existing Notes in accordance with the terms of the Solicitation, with all the power of the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE DATE ON WHICH THE PROPOSED AMENDMENTS BECOME EFFECTIVE. The aggregate principal amount and serial numbers of Existing Notes as to which Proxy is given are set forth below. If such information is not provided in the boxes below, this Proxy will be deemed to be given as to the total principal amount of Existing Notes held by the Holder.

--------------------------------------------------------------------------------

Aggregate Principal Amount of Existing Note(s)         Certificate Number(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    FORM OF PROXY
                              IMPORTANT--READ CAREFULLY

To authorize a proxy this proxy must be executed by the Holder(s) of the Existing Notes in exactly the same name(s) as the Existing Notes are held. If Existing Notes to which this proxy relates are held by two or more joint holders, all such holders must sign this proxy. If a signature is by a trustee, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit to the Information Agent appropriate evidence (satisfactory to the Company) of such person's authority so to act.

--------------------------------------------------------------------------------

                 TO CONSENT TO PROPOSED AMENDMENTS, PLEASE SIGN BELOW
                            (See Instructions 1, 2, and 3)

-- > X
      --------------------------------------------------------------------------
-- > X
      --------------------------------------------------------------------------
      Signature(s) of Holder(s)                                    Date

                         PLEASE TYPE OR PRINT INFORMATION BELOW


      Name(s):
               -----------------------------------------------------------------
      Capacity:
                ----------------------------------------------------------------
      Address:
               -----------------------------------------------------------------
                                    (Including Zip Code)

      Area Code and
      Telephone Number:
                        --------------------------------------------------------
                                     SIGNATURE GUARANTEE
                            (If required:  see Instruction 3)

Signature(s)
Guaranteed by an
Eligible Institution:
                       ---------------------------------------------------------
                                   (Authorized Signature)

                       ---------------------------------------------------------
                                          (Title)

                       ---------------------------------------------------------
                                (Name of Eligible Institution)

     Dated:
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             SPECIAL PAYMENT INSTRUCTIONS
                              (See Instructions 3 and 4)

     To be completed ONLY if checks for the Consent Payment are to be issued in the name of someone other than the person who submits this Consent form.

Issue to:
Name:
          ----------------------------------------------------------------------
                                    (Please Print)
Address:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Social Security Number or Employer Identification Number) A correct taxpayer identification number must also be provided on the Substitute Form W-9 included herein.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             SPECIAL PAYMENT INSTRUCTIONS
                              (See Instructions 3 and 4)

     To be completed ONLY if checks for the Consent Payment are to be sent to someone other than the person who submits this Consent form or to an address other than that shown in the box entitled "DESCRIPTION OF EXISTING NOTES" above in this Consent form.

Mail to:

Name:
          ----------------------------------------------------------------------
                                    (Please Print)
Address:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INSTRUCTIONS TO FORM OF CONSENT

     1. DELIVERY OF CONSENT FORM. A properly completed form of Consent, including a valid and unrevoked Consent, or a facsimile thereof duly executed by the Holder with any required signature guarantee(s), and any other documents required by this Consent form, must be received by the Tabulation Agent at its address set forth herein on or prior to the Expiration Date.

     The method of delivery of this Consent form and any other required documents is at the election and risk of the consenting Holder, and except as otherwise provided below, the delivery will be deemed made when actually received by the Tabulation Agent. If such delivery is by mail, it is recommended that Holders use registered mail with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY, THE SOLICITATION AGENT, THE INFORMATION AGENT OR THE TRUSTEE.

     If Existing Notes are held in different names, separate Consents must be executed covering each name. Except in the case of DTC Participants, who are expected to sign pursuant to an omnibus proxy delivered by DTC, if a Consent is executed by a person other than the Record Holder(s), it must be accompanied by a proxy in substantially the form included herewith, duly executed by such Record Holder(s), with the signature guaranteed by an Eligible Institution, confirming the right of the signatory to execute the Consent on behalf of such Record Holder(s).

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance and revocations of Consents will be resolved by the Company in its sole discretion, which resolution shall be final and binding.
The Company reserves the right to reject any and all Consents not validly given or any Consents the Company's acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of the Solicitations. The interpretation of the terms and conditions of the Solicitations (including the Consents and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of the Consents must be cured within such time as the Company shall determine. Neither the Company, the Tabulation Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Consents, nor shall any of them incur any liability for failure to give such notification.

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. This form of Consent and the Consent Solicitation Statement are being sent to all persons who are Record Holders. Only Holders will be eligible to consent to the Proposed Amendment and be entitled to receive or direct receipt of Consent Payments.

     The term "Record Holder" means any person who is a holder of record of Existing Notes on the close of business on the Record Date. The term "Holder" means (i) any Record Holder or (ii) any other person who has obtained a proxy, substantially in the form included with this Consent, which authorizes such other person (or any person claiming title by or through such other person) to vote Existing Notes on behalf of such Record Holder. The Company anticipates that DTC, as nominee Holder of the Existing Notes, will execute an omnibus proxy in favor of the DTC Participants which will authorize each DTC Participant to vote the Existing Notes owned by such participant and held in DTC's name.

     Except in the case of DTC Participants who are expected to sign pursuant to an omnibus proxy delivered by DTC, if a Consent is executed by a person other than the Record Holder(s), it must be accompanied by a proxy in substantially the form included herewith, duly executed by such Record Holder(s), with signature guaranteed by an Eligible Institution, confirming the right of the signatory to execute the Consent on behalf of such Record Holder(s). Consents by DTC Participants whose Existing Notes were registered in the name of Cede & Co. as of the Record Date should be signed in the manner in which their names appear on the position listing of Cede & Co. with respect to the Existing Notes.

     The Solicitation will expire at 5:00 P.M., New York time, on April 10, 1998, unless extended by the Company. Consents with respect to the Existing Notes may be revoked by a Holder at any time prior to the Expiration Date.

     CONSENTS SHOULD BE SENT TO THE TABULATION AGENT, NOT TO THE COMPANY, THE SOLICITATION AGENT, THE INFORMATION AGENT OR TRUSTEE. IN NO EVENT SHOULD A RECORD HOLDER OF THE EXISTING NOTES TENDER OR DELIVER ANY EXISTING NOTES.

     All properly completed and executed Consents received by the Tabulation Agent and accepted by the Company will be counted, notwithstanding any transfer of Existing Notes to which such Consents relate, unless the Tabulation Agent receives from a Holder on or before the Expiration Date a properly completed and duly executed notice of revocation or a changed Consent bearing a date no later than the Expiration Date. Until the Expiration Date, a Consent to the Proposed Amendments by a Holder of an Existing Note shall bind the Holder and every subsequent holder of an Existing Note or portion of an Existing Note that evidences the same debt as the consenting Holder's Existing Note, even if notation of the Consent is made on any such Existing Note. However, any such Holder (or a subsequent holder which has received a proxy) may revoke the Consent as to an Existing Note or portion of an Existing Note if the Tabulation Agent receives notice of revocation on or before the Expiration Date.
Therefore, a transfer of Existing Notes after the Record Date must be accompanied by a duly executed proxy if the subsequent transferee is to have revocation rights.

     Notices of revocation given by (i) any Holder must be completed, signed, dated and delivered to the Tabulation Agent (accompanied by any proxy or other required documents) in the same manner as would be required for a Consent by such Holder and (ii) any subsequent holder (other than a Holder) must be accompanied by information sufficient to enable the Company and the Tabulation Agent to identify the Existing Notes covered by the Consent which such holder desires to revoke and determine such holder's rights to revoke the same.

     3. SIGNATURES ON FORM OF CONSENT; GUARANTEES OF SIGNATURE. Consents by Holder(s) must be executed in exactly the same name(s) as the Existing Notes are held. If Existing Notes to which a Consent relates are held by two or more joint Holders, all such Holders must sign the Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Tabulation Agent (satisfactory to the Company) of such person's authority so to act. If Existing Notes are held in different names, separate Consents must be executed covering each name. Except in the case of DTC Participants, if a Consent is executed by a person other than Record Holder(s), it must be accompanied by a proxy in substantially the form included herewith, duly executed by such Record Holder(s), with the signature guaranteed by an Eligible Institution, confirming the right of the signatory to execute the Consent on behalf of such Record Holder(s). Consents by DTC Participants whose Existing Notes were registered in the name of Cede & Co. as of the Record Date should be signed in the manner in which their names appear on the registration listing of Cede & Co. with respect to the Existing Notes.

     4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Consenting Holders should indicate in the applicable box the name and address to which the Consent Payment is to be issued or sent, if different from the name and address of the person submitting this Consent form. In the case of issuance or payment in a different name, the TIN of the person named must also be indicated and a Substitute Form W-9 or Form W-8 for such recipient must also be completed. See Instructions 5. If no such instructions are given, the Consent Payment will be sent to the name and address of the person signing this Consent form.

     5. SUBSTITUTE FORM W-9 (OR FORM W-8). The consenting Holder is required to provide the Trustee (as payor) with his or her correct TIN on the Substitute Form W-9 or Substitute W-8, as applicable, included in this Consent form. In the case of a consenting Holder who has completed the box entitled "SPECIAL PAYMENT INSTRUCTIONS" above, however, the correct TIN on the Substitute Form W-9 or Substitute Form W-8, as applicable, should be provided for the recipient of the Consent Payment delivered pursuant to such instructions. Failure to provide the information on the Consent form will cause the Trustee to withhold 31% of any Consent

Payments made to the consenting Holder or such recipient, as the case may be, until such information is received. See "BACKUP WITHHOLDING INFORMATION" above.

     6. EXPIRATION DATE; EXTENSIONS; AMENDMENT. The term "Expiration Date" means 5:00 p.m., New York time, on April 10, 1998, unless the Company, in its sole discretion, extends the period during which the Solicitation is open, in which case the term "Expiration Date" means the latest date and time to which the Solicitation is extended. In order to extend an Expiration Date, the Company will notify the Information Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 5:00 p.m., New York time, on the next business day after the previously scheduled Expiration Date. Such announcements may state that the Company is extending the Expiration Date of the Solicitation for a specified period of time or on a daily basis.
The Company reserves the right (i) to extend the Solicitation or to terminate the Solicitation, and to accept Consents not previously accepted by giving oral or written notice of such delay, extension, termination or acceptance to the Information Agent or (ii) to amend the procedural terms of the Solicitation in any manner.

     If the Solicitation is amended in a manner determined by the Company to constitute an adverse change to the Holders, the Company will promptly disclose such amendment in a public announcement and the Company will extend the Solicitation for a period deemed by the Company to be adequate to permit the Holders to deliver or revoke their Consents.

     Without limiting the manner in which the Company may choose to make a public announcement of any extension, amendment or termination of the Solicitation, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a timely press release and complying with any applicable notice provisions of the Original Indenture.


     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions with respect to the terms of the Solicitation or relating to the procedure for consenting, as well as requests for additional copies of the Consent Solicitation Statement and this Consent form, should be directed to the Information Agent.


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